SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 22, 2005

VITESSE SEMICONDUCTOR CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-19654		77-0138160
(Commission File Number)		(IRS Employer Identification No.)

741 Calle Plano, Camarillo, California		93012
(Address of Principal Executive Offices)		(Zip Code)

(805) 388-3700
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective April 22, 2005, the Board of Directors elected Mr. Moshe Gavrielov as a director. As with the Company’s other directors, Mr. Gavrielov will stand for election at the Company’s next Annual Meeting in 2006. Effective April 22, 2005, the Board of Directors also appointed Mr. Gavrielov as a member of the Audit Committee.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2005	VITESSE SEMICONDUCTOR CORPORATION

	By:	/s/ Yatin Mody

	Name:	Yatin Mody

Chief Financial Officer